UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 17, 2020

LIBERTY TRIPADVISOR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36603	46-3337365
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Series A common stock	LTRPA	The Nasdaq Stock Market LLC
Series B common stock	LTRPB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03. Material Modification to Rights of Security Holders.

As previously disclosed in a Current Report on Form 8-K filed by Liberty TripAdvisor Holdings, Inc. (“Liberty TripAdvisor”) with the Securities and Exchange Commission on March 16, 2020 (the “Prior 8-K”), Liberty TripAdvisor entered into the Investment Agreement, dated as of March 15, 2020 (the “Investment Agreement”), among Liberty TripAdvisor Holdings, Inc. (“Liberty TripAdvisor”), Certares Holdings LLC, Certares Holdings (Blockable) LLC and Certares Holdings (Optional) LLC (collectively, the “Purchaser”) and solely for the purposes of certain provisions specified therein, Gregory B. Maffei. Pursuant to the Investment Agreement, Liberty TripAdvisor agreed to issue and sell to the Purchaser 325,000 shares of Liberty TripAdvisor’s newly-created 8% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), for a purchase price of $1,000 per share.

The description of the Certificate of Designations for the Series A Preferred Stock set forth in Item 1.01 in the Prior 8-K is incorporated herein by reference. The Certificate of Designations became effective upon filing with the Secretary of State of the State of Delaware on March 17, 2020.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The description of the Certificate of Designations for the Series A Preferred Stock set forth in Item 1.01 in the Prior 8-K and the information set forth in Item 3.03 above are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Designations of 8% Series A Cumulative Redeemable Preferred Stock of Liberty TripAdvisor Holdings, Inc.
101.INS	Inline XBRL Instance Document – the instance document does not appear in Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2020

LIBERTY TRIPADVISOR HOLDINGS, INC.

By:	/s/ Katherine C. Jewell
Name: Katherine C. Jewell
Title: Assistant Vice President and Assistant Secretary

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